                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities Exchange of 1934

                     Date of Report January 25, 1999




                     PREMIER FINANCIAL BANCORP, INC.


        KENTUCKY                      0-20908                      61-1206757

             115 NORTH HAMILTON STREET, GEORGETOWN, KENTUCKY 40324

                        Phone Number (502) 863-1955

ITEM 2.  ACQUISITION OF ASSETS

      An excerpt from the Corporation's press release, dated January 25, 1999, is provided as an exhibit to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS

      An amendment to this Form 8-K will be submitted no later than April 5, 1999. The amendment will include the Corporation's financial statements for fiscal year ended December 31, 1998.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the corporation has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            PREMIER FINANCIAL BANCORP, INC.


Date: January 25, 1999                      /s/J. Howell Kelly
                                            ------------------------------
                                            J. Howell Kelly
                                            President & Chief Executive Officer